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                                                                    EXHIBIT 10.2

                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

         This Amendment No. 4 (the "Amendment") dated as of June 26, 2000 to Loan and Security Agreement by and between THE CIT GROUP/EQUIPMENT FINANCING, INC. (`Lender"), Lexington Precision Corporation ("LPC").

         WHEREAS, Lender and LPC are parties to a Loan and Security Agreement dated as of March 19, 1997, including Rider A thereto (the "Agreement").

         WHEREAS, LPC and Lender desire to amend the Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         1. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Agreement.

         2. Section 2 of Rider A to the Agreement is hereby amended in its entirety to read as follows:

         "2. LOAN AND COMMITMENT. The aggregate principal amount of all Loans shall not exceed the lesser of (a) $8,500,000 and (b) 100% of the Cost of new items of Equipment and 90% of the Cost of used items of Equipment. Each Loan shall be in a principal amount of not less than $300,000, and CIT shall not make more than six (6) Loans. Each Loan shall be amortized in sixty (60) level payments of principal. Interest on the unpaid principal balance shall be payable at the rate specified in the Notes. Interest shall be payable monthly on the first day of each calendar month commencing with the second calendar month after the day the Loan is made. CIT's Commitment shall terminate on June 30, 2000. The proceeds of each Loan shall be to finance the purchase of, or reimburse Debtor for the cost of, the Equipment."

         3. Except as specifically amended herein, the Agreement remains in effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.

                                THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                By:     Fritz Brown
                                        ---------------------------------

                                Title:  Assistant Vice President/Credit
                                        ---------------------------------

                                LEXINGTON PRECISION CORPORATION

                                By:     Warren Delano
                                        ---------------------------------

                                Title:  President
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